EXHIBIT 99.5

                       [FELDMAN WEINSTEIN LLP LETTERHEAD]



June 12, 2003

VIA FACSIMILE (508) 248-5588
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FiberCore, Inc.
253 Worcester Road
P.O. Box 180
Charlton, Massachusetts 01507
Attn: Steve Philips

            Re: 5% Convertible Subordinated Debentures and Warrants of Fibercore, Inc.
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Dear Mr. Phillips:

      I have been instucted by my clients, Riverview Group, LLC, Laterman & Co. and Forevergreen Partners (the "Investors"), to fomally notify Fibercore, Inc. and Fleet National Bank, N.A. that Fibercore, Inc. is in default of the Company's 5% Convertible Subordinated Debentures.

      The Investors reserve all rights, legal, equitable or otherwise, in this matter.

                                    Very truly yours,

                                    /s/ Robert F. Charron

                                    Robert F. Charron